                                                                  EXHIBIT 10.6.1


                                   L E A S E
                                   ---------


     THIS LEASE, made and entered into this 21st day of July, 1972, by and between C, S AND Y ASSOCIATES, a general partnership, First Party, hereinafter sometimes referred to as "Lessor", and ELDORADO HOTEL ASSOCIATES, a limited partnership, Second Party, hereinafter sometimes referred to as "Lessee",


                             W I T N E S S E T H:
                             -------------------
     1. Property Leased:  Lessor hereby leases and lets unto lessee, and lessee
        ---------------
hereby hires and leases from lessor, subject to all of the terms, covenants and provisions of this lease hereinafter contained, all that certain real property situate, lying and being in the City of Reno, Washoe County, State of Nevada, and more particularly described in Exhibit "A" attached hereto and incorporated herein by reference and made a part hereof.

     2. Term:  The term of this lease shall commence on the 1st day of July,
        ----
1972, and terminate on the 30th day of June, 2027.

     3. Rental During Term of This Lease:
        --------------------------------
        a) The rental for the first period of this lease, commencing August 1, 1972, and continuing during the period of construction shall be the sum of $4,000.00 per month.

        b) After the expiration of the first period of this lease and for a period of twelve (12) months thereafter, the monthly rental shall be the sum of $6,000.00 per month.

         c) For the balance of the terms of this lease the rental for said demised premises shall be either the amount provided for in Subparagraph (i) or Subparagraph (ii) of this paragraph whichever amount is greater.

         i) A basic minimum monthly rental (hereinafter referred to in this agreement as "basic rental") of the sum of $8,000.00 per month. The basic rental shall be adjusted every five (5) years from and after the _____ day of __________, 1977 during the term of this lease in proportion that the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for the City of San Francisco in the manner as set forth in Exhibit "B" attached hereto and incorporated herein by reference.

         ii) A sum equal to 3% of the gross gaming receipts for any one calendar year during the remainder term of this lease. The gross gaming receipts shall be defined by the rules and regulations of the Nevada State Gaming Commission as of this date.

      4. Utilities, Etc.:  Also, Services, Assessments and Taxes:
         -------------------------------------------------------
Lessee shall pay when due for all utility, light, water, sewer, gas, heat, power, air conditioning, garbage and other charges, taxes and bills in connection with the said premises herein demised, and shall pay when due all taxes and assessments levied, assessed, or at any time becoming payable during the term hereof, on the real property and improvements thereon subject to this lease or in any way relating thereto, and shall hold Lessor free and clear of any liability whatsoever in connection therewith. Lessee shall also pay all personal property taxes in any way relating to the premises. Following the commencement of this lease, Lessee shall pay during the term hereof all taxes assessed when the same become payable. All taxes, assessments and utilities shall be prorated between lessor and lessee as of the date of the commencement of this lease.

      Lessee shall exhibit or deliver to Lessor, as often as Lessee is reasonably requested so to do, the receipts showing the payment of the taxes and other expenses mentioned hereinabove.

      It is not intended by the provisions of this lease to require the Lessee to pay any income, estate or succession taxes which may at any time during the term of this lease be required to be paid by Lessor upon any gift, devise, deed, mortgage, descent or other alienation of Lessor of any part of, or all of, the leased premises or any interest therein.

      7.  Improvements and Repairs:  It is the intention of Lessee to construct
          -------------------------
new income producing improvements on the demised premises, and the nature, extent, and use of such improvements, if made, shall be in the discretion of Lessee. It is agreed that Lessee may construct on said premises any income producing structure or structures. All improvements, alterations, additions, deletions, modifications and repairs to the premises shall be at the sole cost of Lessee and Lessee agrees to pay for all labor and materials used, and said improvements shall be the property of Lessee during the term of this lease. Lessee shall advise Lessor in writing of any intended improvements, alterations additions, deletions, modifications and repairs at least thirty (30) days in advance of commencing any work thereon. After initial construction of major improvements, such notice shall not be required as to incidental or minor improvements or repairs. All improvements on the premises shall, except as may otherwise be hereafter agreed in writing by the parties, be the property of Lessee during the term hereof, and on the termination of this lease shall become a part of the realty and the property of the Lessor. Improvements to the premises shall not be removed therefrom, unless the same shall be rebuilt or replaced with improvements of equal or greater value, or unless the removal shall be for the economic betterment of the premises.

     Lessee will comply at its sole expense with all requirements of public authorities. The expense of all repairs, alterations or improvements heretofore or hereafter ordered by any public authority relative to the leased premises shall be the responsibility of Lessee and paid for by it. This covenant shall apply not only to incidental repairs, alterations or improvements required by public authorities, but also to those of substantial or structural nature. It shall also apply to safety requirements by public authorities.

     In the event of substantial improvements, alterations or construction on the subject premises, the funds requisite for the same shall first be escrowed with a recognized bank or lending institution or a binding contract for the furnishing of such funds shall be entered into by Lessee with a person or persons, individual or corporate, of sound financial responsibility.

     The cost of said improvements shall be financed by a loan from a lending institution satisfactory to lessor. This loan is to be evidenced by a promissory note executed by lessee and secured by a first deed of trust against the leased premises and executed by lessor. The principal, interest, and terms and conditions of the promissory note and deed of trust shall be subject to the prior written approval of lessor. From and after obtaining the written approval of the lessor of the terms and conditions of said promissory note and deed of trust, the deed of trust shall then be recorded as a first deed of trust as to the leased premises and this lease shall be subordinate to said first deed of trust.

     Prior to commencing any substantial improvements, alteration or construction on the subject premises, lessee shall cause to be secured, relative to the same, without cost to lessor, a payment and performance bond by the general contractor, guaranteeing all payments incident to the cost, including but not limited to costs and material, will be duly made, and that the performance of such project shall be completed and in accordance with the construction contract.

     The said bond, or bonds, shall provide, standard, adequate and reasonable protection so that the work to be none shall be completed and that there shall be no liens against the improvements or premises. Such bond shall be secured from a major national surety or insurance company of good standing and a copy thereof furnished to lessor. The obligees of the bond shall include the lessee and the lessor.

     It is agreed that the form, and amount of, and the surety or insurance company selected relative to the form, and amount of, such completion bond, or bonds, shall first be submitted to and approved by Lessor, who shall, however, not unreasonably withhold such approval.

     8. Liens:  Lessee shall not permit any liens to be filed against the said
        ------
premises herein demised on account of the furnishing of any labor, materials or supplies, or for any other cause or reason for which the lien laws of Nevada authorize the filing of a lien, but promptly shall pay for all such labor, materials and supplies before any lien or liens are filed upon said premises, or any part thereof. In the event liens of any kind or character are filed, then Lessee shall promptly cause the same to be released and satisfied in full within twenty (20) days from the date of any such filing, or shall deposit with Lessor security against the payment thereof by Lessee, such security to be reasonably acceptable to Lessor.

     9.  Public Liability and Property Damage.  Lessee shall save and keep
         ------------------------------------
Lessor free and harmless from any loss, damage, injury or claim arising from any cause whatsoever to any person or persons or property whatsoever while in, upon or about said premises, or the approaches adjacent thereto and from all liability or claims for damages by reason of any injury to person or persons or damage to or loss of property of any kind whatsoever while in, upon, or in any way about the said premises, or upon the approaches thereto during the continuance of this lease, including, but not limited to, the injury to persons or damage to property by reason of snow and ice, or either, or both, being upon the sidewalks adjacent thereto, or from any cause whatsoever, from which a cause of action would arise; and Lessee hereby agrees to save harmless the Lessor from all liability on account of or by reason of any such injuries or damage growing out of the same.

     10.  Public Liability Insurance and Property Damage Insurance:  Lessee
          --------------------------------------------------------
shall carry for the protection of lessor and lessee, comprehensive general liability insurance and property damage insurance with a company or companies to be approved by lessor in writing in an amount of not less than $500,000/$1,000,000 public liability and $25,000 property damage; lessor shall not unreasonably withhold approval of the said insurance company or companies. Lessor and lessee shall be named as insureds on all such policies.

     11.  Subleases, Assignment, and Sale.
          -------------------------------

        a) Lessee shall have the right to rent or sublease all or portions of the subject premises to persons, individual or corporate, of sound financial responsibility. In the event of such subleasing, lessee will be and remain primarily liable for compliance with all of the terms, covenants and conditions of this lease.

        b) Lessee may assign this lease upon the written consent of lessor, which consent shall not be unreasonably withheld.

        Provided further, however, it is understood that to finance such improvements as may be constructed on the subject premises during this lease, the lessee may desire to assign this lease. It is specifically agreed that to accomplish such purpose, lessee shall have the right to make such assignment or assignments to any financially responsible party or parties, without the requirement of securing the written consent of lessor. This paragraph shall apply to interim as well as take-out financing.

        c) Except in the ordinary course of business necessarily or usually involving short term written or oral subleases (such, for example, as the renting of hotel or motel rooms), no assignment or subletting shall be made or be valid unless, in addition to all other requirements and conditions herein contained, the following shall be complied with:

           (1) Any such assignment shall be in writing and executed by Lessee and shall also be executed by the assignee, who shall therein and thereby assume this lease and all agreements, terms, covenants and conditions thereof on the part of Lessee to be performed. In the event of an assignment for security, such assignee, while holding the lease for security, need not be obligated or required to assume the obligations of the lease, but such assignment shall be subject to the same. As to subletting, the same shall be effected by a written sublease which shall expressly provide that it is subject and subordinate to all the terms and provisions of this lease. Further, no sublessee may assign his sublease without the written consent of the Lessee, Second Party hereunder.

           (2) A duplicate original of such assignment or sublease, as the case may be, and the assumption (when required by the terms hereof, in the case of an assignment) in recordable form shall have been promptly delivered to Lessor.

           (3) In the event of sale or sales of all or any of improvements on the premises, such purchaser or purchasers shall be bound by and assume in writing all applicable terms, covenants, conditions and provisions of this lease, including but not limited to the provision that all improvements become the property of Lessor upon the termination of this lease. A duplicate original of said assumption, in recordable form, shall be promptly delivered to the Lessor.

           In the event of such sale or sales, the purchaser (with the exceptions noted in (c) hereinabove) shall not sublease without the written consent of the Lessee, Second Party hereunder.

     12.  Surrender of Premises:  Upon termination of this lease, either by the
          ----------------------
ending of the lease period or by violation of any term, condition or covenant thereof, or otherwise, Lessee shall quit and surrender the premises and every part thereof in as good condition as the same now is, or may be put into, except for reasonable use and wear thereof and damage by the elements. The improvements now existent on such premises shall not be removed or razed until such time as there shall be adequate provision, including financing for construction on said premises, buildings or other improvements equal to or in excess of the value of the present improvements. As to any improvements hereinafter placed on the said premises, the same shall not be removed or razed, except for the general economic betterment of the premises or by the replacement thereof by other improvements of a value then equal to or exceeding the improvements removed or razed.

            13.  Repairs, Improvements and Maintenance:
                 --------------------------------------

               a) Lessor shall not be called upon to make any repairs or improvements in or about said premises of any kind or nature whatsoever, whether structural, nonstructural and whether inside or outside, and without limiting the generality of the foregoing, whether relating to the grounds, drives, sidewalks, foundations, walls or principal structural supports of the building or interiors, and without limiting the generality of the foregoing whether or not required by any public authority or agency.

               b) Lessee shall keep the said premises in good and first class repair and order and in a painted (where appropriate) and sightly condition at all times during the continuance of this lease, at its own expense. Lessee shall be responsible for all maintenance and repair of the demised premises, including but not limited to exterior, interior and structural maintenance and repair, and for repair and maintenance of all equipment, furnaces, air conditioning and all other mechanical devices, machinery and property of any sort or nature situate in the demised premises, whether or not attached thereto, and lessee will pay for all costs incurred in connection therewith. Lessee shall not commit any strip or waste on said premises.

          In this connection, it is understood that there are presently existing improvements on the subject premises, and that during this lease lessee may desire to raze the same, so that the area occupied thereby may be utilized for other improvements to be placed thereon. Subject to the other provisions of this lease and particularly Paragraph 7 hereinabove, the said presently existing improvements may be altered or razed. Such may not be done, however, prior to compliance with said provisions or prior to escrowing or contracting for requisite funds for improvements of equal or greater value than the existing improvements and the securing of the requisite payment and performance bond as provided in said Paragraph 7. Lessor shall be advised in writing of all activities relating to alteration or razing of existing structures under this Paragraph.

     14. Examination of Premises: Lessor or its agents and representatives may
         -------------------------
come into and upon the premises at any reasonable time for the purpose of examining said premises.

     15. Damage: Lessor shall not be responsible in any respect, notwithstanding
         -------
any other provision hereof, for any damage whatsoever, howsoever caused, to the premises, to the goods, furnishings, fixtures, equipment, merchandise, personal property or other belongings of Lessee, or any of its employees, agents, guests or customers, or to any improvements made upon said premises by Lessee.

      16.  Bankruptcy: This lease shall not become an asset of any assignment
           ----------
Lessee may make for the benefit of creditors, but in the event of any such assignment, or should Lessee become bankrupt either voluntarily or involuntarily, or should it, on account of insolvency, be placed in the hands of a receiver because of insolvency by order of Court, or should this lease in any wise be transferred by operation of law to any person or persons who shall not be subject to or obligated by the provisions of this lease. Lessor may, at its option, terminate this lease upon fifteen (15) days' notice. In the event an execution be levied upon the interests of Lessee in this lease, this lease may be terminated by Lessor, unless Lessee shall cause such execution to be satisfied or the lien thereof released prior to any sale of execution. If any of the events set forth in this paragraph shall occur, Lessor shall promptly be informed thereof in writing, and failure so to do shall be sufficient cause for the cancellation of this lease by Lessor.

      17. Fire and Casualty Insurance: It is agreed that in case any
          ---------------------------
improvements and buildings upon said premises shall be at any time damaged or destroyed by fire or other casualty, this lease shall not thereby be terminated, except as herein provided, any law of the State of Nevada to the contrary notwithstanding.

      Lessee shall secure and maintain in effect fire and casualty insurance from a major national insurance company of good standing approved by lessor in writing, such insurance to cover at all times such improvements as shall be on the subject premises. The insurance shall be on a replacement basis of not less than 80% of value. Lessor shall be named one of the insureds as its interest may appear. In the event of loss or damage, lessee shall promptly and without unreasonable delay repair, restore and rebuild at its own expense the improvements or replace the damaged improvements with others of equal value, and shall apply all proceeds of said insurance toward such repair, restoration, rebuilding or replacement. The lessee shall not be required to rebuild if the loss, damage or destruction shall be such that it is not for the economic betterment of the premises to rebuild. However, the lessee shall in such event apply all the insurance proceeds not used for rebuilding toward permanent improvements, repairs or alterations of the premises, and lessee shall give written advance notice to lessor of its intended application of such insurance proceeds if it does not rebuild, advising as to how the proceeds are specifically intended to be applied.

      In the event of loss or damage by fire or other casualty, there shall be not abatement of rental by reason thereof, except as herein stated in this Paragraph 17. Provided, however, when the time for repairing, restoring or rebuilding is necessarily extended for a period beyond nine months after the loss, by reason of causes beyond the control of lessee, then for such period (not to exceed one year including said nine month period) rental shall be abated on the following basis: While the premises are untenantable during such period due to fire or other casualty, no rental shall accrue under the terms hereof, except that if the premises shall be partially tenantable so that a portion of same is usable for operation by Lessee or its sub-tenants, Lessee shall pay a reasonable prorated portion of the total rental based on the portion of the premises which is tenantable.

        To the extent which may be necessary to give this paragraph 17 full effect, the provisions of this paragraph shall, where applicable, be deemed to control and supplant the provisions set forth elsewhere in this lease relative to maintaining in repair and obligations to rebuild.

        18. Condemnation: In the event the subject premises or any part thereof
            ------------
be taken for public or quasi-public use or condemned under eminent domain, the award shall be distributed to the Lessor, Lessee and sublessees, in proportion to the appraised value of their respective interests. Such appraisal and determination of respective interests shall be made with due consideration of the provisions of this lease and the rights and obligations hereunder. Such taking shall not be deemed an eviction, nor, except as hereinafter stated, shall it affect Lessee's obligation to pay rent.

        In the event any portion of the subject premises shall be so taken, the rent herein stipulated and payable shall be decreased in proportion to the amount of portion of said premises as shall be so taken. Such decrease shall be effective as of the time actual possession is taken. In the event, however, half or more of the subject premises shall be so taken, Lessee shall have the option to terminate this lease, as of the date of actual taking of possession, by giving notice in writing to Lessor. Such notice shall be given at least thirty
(30) days prior to the actual taking of possession, if the same can reasonably be done.

        19. Violation of Fire Regulations: Nothing shall be done by Lessee which
            -----------------------------
in any way or manner shall be a violation of the rules, regulations and requirements of the Board of Fire Underwriters of the Pacific, or if such be not in effect, or such violation then as should be in violation of the statutes, ordi-nances and requirements of the State of Nevada, County of Washoe and City of Reno.

        20. Inspection of Premises: Lessee hereby asserts that it has examined
            ----------------------
and inspected the said premises and hereby accepts the same as the same now are and hereby agrees that it will not make any claim or demand whatsoever upon Lessor in relation thereto.

        21. Default: Lessee shall be in default:
            -------
          a) If Lessee shall fail to pay any installment or payment of rent at the time hereinabove provided for such payment, and such default continues for a period of fifteen (15) days after written notice by Lessor to Lessee (Lessee to have the right to cure any such claimed default during said 15 day notice period); or,

          b) If the premises become vacant or abandoned or if the premises or interest under this lease shall be come an asset in and be transferred or encumbered in any way by proceedings in a Court of competent jurisdiction for reorganization, arrangement, composition, liquidation, dissolution or similar relief, and such default aforesaid continues for a period of thirty (30) days after written notice by Lessor to Lessee (Lessee to have the right to cure any such claimed default during the said 30-day notice period); or

          c) If the Lessee shall fail to make any payments on any promissory note or to perform any or all of the terms and conditions of any deed of trust relating to the premises the subject matter of this lease, and said default shall not have been dured within thirty-five (35) days from and after the date or recordation and mailing of a Notice of Breach and Election to Sell

(Lessee to have the right to cure any such claimed default during said 35 day period); or

     d). If Lessee shall violate any other covenant, term or condition of this lease, on the part of Lessee to be kept and performed, and Lessee fails to cure the same within thirty (30) days, after written notice by Lessor to Lessee (Lessee to have the right to cure any such claimed default during the said 30-day notice period; and Lessee to have such additional reasonable period of time over and above said 30-day notice period in respect to any such default which cannot reasonably be cured during said 30-day notice period).

22.   Lessor's Rights Upon Default by Lessee:
      ---------------------------------------

     a) In the event any of the aforementioned default or defaults occur and are not cured within the prescribed period of time, Lessor may

          (i) declare the lease terminated and enter and remove all persons and property of the Lessee therefrom and Lessor shall be entitled to recover from Lessee all damages occasioned by virtue of such a breach; or

          (ii) without terminating this lease, may re-let the premises to a tenant or tenants satisfactory to it at such rental or rentals as it may with reasonable diligence secure, and should such rental or rentals so received be less than that agreed to be paid by Lessee in this lease, Lessee shall pay such deficiency to Lessor monthly together with all costs and expenses incurred by Lessor in connection with such reletting. No re-entry or taking possession of the premises by

     Lessor shall be construed as election upon its part to terminate this lease unless written notice of such intention is given the Lessee or unless termination is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination the Lessor may at any time thereafter elect to terminate this lease for such previous breach; or

          (iii)  or without terminating this lease as provided in subparagraph
     (i) above or taking possession of the premises as provided in subparagraph
     (ii) above Lessor is given the right and option to cure any deficiency or default in payment or other performance by Lessee as maker of any promissory note or trustor of any deed of trust concerning the premises the subject matter of this lease. In the event that Lessor expends money or otherwise incurs damages in curing any such deficiency or default, Lessee shall forthwith become obligated to Lessor in the amount of any such expenditures or other damages.

          (iv) take possession of any and all personal property and furnishings of Lessee located upon the premises as security for the payment of damages sustained by Lessor due to any default or defaults .

     b) The rights granted unto Lessor pursuant to the above paragraphs are cumulative and in addition to any and all rights Lessor may have pursuant to the laws of the State of Nevada.

     c) Lessee hereby waives all rights or notice under the unlawful detainer statutes of the State of Nevada, or any other notice provided for by law. Lessee waives all bonds required to be posted by Lessor before the issuance of any writ of restitution permitted by the laws of the State of Nevada. In the event of a suit to enforce any of the terms of this lease, the prevailing party shall be entitled to a reasonable attorney's fee to be fixed by the Court as part of the costs.

     d) Any and all subleases of all or portions of the subject premises shall upon written notice by Lessor become payable to Lessor as security in the event Lessee becomes in default of the rental as provided herein, until said default of the rental be cured, subject to the terms of the deed of trust covering the leased premises to be given by Lessor and Lessee to the First National Bank of Nevada.

     e) Any and all subleases of all or portions of the subject premises shall upon written notice by Lessor become payable to Lessor as security in the event Lessee as the maker of any promissory notes relating to the premises become delinquent or in default in payment or other performance, subject to the terms of the deed of trust covering the leased premises securing said promissory notes.

     f) The failure or delay of Lessor to insist on strict performance of any of the covenants, agreements, stipulations or conditions of this lease, or to exercise any option herein conferred, in any one or more instances, shall not be construed to be a waiver or relinquishment of any such, or any other covenant or agreements, stipulations or conditions, but the same shall be and remain in full force and effect.

     23. At the expiration of the term hereof or the earlier termination of this lease, as provided for herein, the Lessee does hereby covenant, promise and agree that it will remove all equipment and personal property belonging to it from the demised premises within a period of fifteen (15) days.

     24.  Use of Premises:  Lessee may use the demised premises for any lawful
          ---------------
purpose during the term hereof. Lessee agrees to operate any and all types of business conducted on said premises in full compliance with all Federal, State, County and City laws and ordinances and in conformity with the rules and regulations of the State, County and City Boards of Health.

     25.  Quiet Possession:  Lessor covenants that it is seized of the demised
          ----------------
premises and has full right to make this lease and further that during the term hereof Lessee shall have quiet possession thereof.

     26.  Licenses:  Lessee shall and will apply for all licenses required to
          --------
conduct the business by it maintained on the premises and to keep the same in force, and upon the termination of this lease for any reason, agrees to assign any and all licenses to Lessor or its successor in interest, insofar as the law allows, it being understood that in the event of such assignment the prepaid license fees shall and will be prorated between the parties.

     27.  Time:  Time is of the essence in every particular set forth in this
          ----
lease, any law or decision of any Court of the State of Nevada to the contrary notwithstanding.

     28.  Notices:  All notices required to be served upon the parties shall be
          -------
served by registered mail, postage prepaid. The various periods of notice referred to herein mean such period of time counting the day of mailing as the first day of the period

Notice of change of place of service shall be given as above.

     29. Security: The trust deed to the lending institution granted by lessor
         --------
and lessee, securing any promissory notes in favor of said lending institution given by makers thereof for financing to construct and to furnish any improvements on said premises, shall not be used to secure renewals or extensions thereof or additional loans or financing without the express consent in writing of lessor.

     30.  Modification: No modification, release, discharge or waiver of any
          ------------
provision hereof shall be of any force, effect or value unless it is in writing and signed by lessor and lessee.

     31.  Titles: Titles are used herein for convenience only and the use of
          ------
them does not mean that all provisions relative to a particular title are necessarily included in any particular paragraph.

     32.  Parties Bound: It is hereby covenanted and agreed between the parties
          -------------
hereto that all covenants, conditions, agreements, and undertakings in this lease contained shall extend to and be binding on the heirs, executors, administrators and assigns of lessor and the successors and assigns of lessee the same as if they were in every case named and expressed and the same shall be construed as covenants running with the land. Also, the terms "lessor" and "lessee" shall be construed in the singular or plural number according as they respectively represent one or more than one person.

     IN WITNESS WHEREOF, lessor and lessee have caused this lease to be executed and have hereunto affixed their signatures the day and year in this instrument first written.

ELDORADO HOTEL ASSOCIATES                C, S and Y ASSOCIATES

By  Lessee                               By   Lessor

    [SIGNATURE APPEARS HERE]                  [SIGNATURE APPEARS HERE]
    ------------------------                  ------------------------
    [SIGNATURE APPEARS HERE]                  [SIGNATURE APPEARS HERE]
    ------------------------                  ------------------------
    [SIGNATURE APPEARS HERE]                  [SIGNATURE APPEARS HERE]
    ------------------------                  ------------------------
    [SIGNATURE APPEARS HERE]
    ------------------------
    [SIGNATURE APPEARS HERE]
    ------------------------

STATE OF NEVADA      )
                     : ss.
County of Washoe     )

     On this 21st day of July, 1972, personally appeared before me, a Notary Public, GEORGE L. SIRI, JR., GEORGE YORI, WILLIAM CARANO, RAYMOND J. PONCIA, RICHARD STRINGHAM and DONALD L. CARANO, who acknowledged to me that they executed the foregoing Lease on behalf of ELDORADO HOTEL ASSOCIATES.



                                                   -----------------------------
                                                   Notary Public




STATE OF NEVADA      )
                     : ss.
County of Washoe     )

     On this 21st day of July, 1972, personally appeared before me, a Notary Public, GEORGE L. SIRI, JR., GEORGE YORI, WILLIAM CARANO and DONALD L. CARANO, who acknowledged to me that they executed the foregoing Lease on behalf of C, S and Y ASSOCIATES.



                                                   -----------------------------
                                                   Notary Public